UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Resideo Technologies, Inc. (the “Company”), held on June 7, 2023, the Company’s shareholders approved the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (the “Amended and Restated Plan”). The Amended and Restated Plan was approved by the Company’s Board of Directors (the “Board”) on April 12, 2023, subject to the approval of the Company’s shareholders, and became effective with such shareholder approval on June 7, 2023.

A description of the terms of the Amended and Restated Plan can be found in “Proposal 4: Approval of the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates” (pages 72 through 78) in the Company’s definitive proxy statement dated April 25, 2023, and filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934 on April 25, 2023 (the “2023 Proxy Statement”), which description is incorporated by reference herein.

The foregoing description and the description incorporated by reference from the 2023 Proxy Statement are qualified in their entirety by reference to the Amended and Restated Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following matters set forth in the 2023 Proxy Statement were voted upon with the results indicated below.

1.	The nominees listed below were elected as directors with the respective votes set forth opposite their names:

Proposal 1	Shares For	Shares Against	Abstentions	Broker Non-Votes
Roger Fradin	120,239,767	12,130,956	209,138	7,666,781
Jay Geldmacher	131,704,779	814,557	60,525	7,666,781
Paul Deninger	131,612,730	840,241	126,890	7,666,781
Cynthia Hostetler	119,427,127	13,064,168	88,566	7,666,781
Brian Kushner	129,763,021	2,689,578	127,262	7,666,781
Jack Lazar	130,400,542	2,086,196	93,123	7,666,781
Nina Richardson	130,789,759	1,689,996	100,106	7,666,781
Andrew Teich	130,971,186	1,514,313	94,362	7,666,781
Sharon Wienbar	128,614,033	3,877,493	88,335	7,666,781
Kareem Yusuf	131,419,518	1,063,607	96,736	7,666,781

2.	The non-binding advisory vote on executive compensation disclosed in the Company’s 2023 Proxy Statement was approved by the votes set forth below:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 2	124,967,549	7,394,034	218,278	7,666,781

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was approved by the votes set forth below:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 3	139,954,212	166,832	125,598	—

4.	Approval of the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates was approved by the votes set forth below:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 4	124,546,909	7,839,073	193,879	7,666,781

5.	The shareholder proposal regarding shareholder ratification of termination pay was approved by the votes set forth below:

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal 5	66,632,146	65,760,132	187,583	7,666,781

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (incorporated by reference to Appendix A to the Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 25, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel and Corporate Secretary